THE FBR FUNDS

Equity Funds

I Class

FBR Pegasus Small Cap Growth Fund (FBPGX)

FBR Pegasus Fund (FBPIX)

FBR Pegasus Mid Cap Fund (FBPMX)

FBR Pegasus Small Cap Fund (FBPYX)

Supplement dated June 22, 2010

to the Prospectus and Statement of Additional Information dated February 26, 2010

1.  Matters With Respect to the FBR Pegasus Small Cap Growth Fund: Proposed Reorganization of the Fund

The Board of Trustees of The FBR Funds (the “Trust”) has approved an Agreement and Plan of Reorganization (the “Plan”) relating to the FBR Pegasus Small Cap Growth Fund, pursuant to which the Fund would be reorganized into the FBR Pegasus Small Cap Fund (the “Acquiring Fund”), which is another separate investment series of the Trust. The Plan sets forth the terms and conditions by which the Fund would transfer its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and would then subsequently distribute those Acquiring Fund shares to the Fund’s shareholders (the “Reorganization”).

The Fund and the Acquiring Fund are both advised by FBR Fund Advisers, Inc. and Robert Barringer serves as the Portfolio Manager for both Funds. Mr. Barringer will continue to serve as the Portfolio Manager of the Acquiring Fund following the completion of the Reorganization.

The investment objective of each Fund is similar. The investment objective of the Fund is capital appreciation while the investment objective of the Acquiring Fund is long-term capital appreciation.

The principal investment strategies of each Fund are also very similar. Under normal market conditions, each Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of small-cap companies. Both Funds consider small-cap companies to be those companies with market capitalizations of less than $3 billion dollars, measured at the time of purchase.

The Reorganization is scheduled to be completed on or about August 27, 2010, or on such other date as the officers of the Trust may determine (the “Closing Date”). As of the close of business on the Closing Date, shareholders of the Fund will receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholders’ shares of the Fund. Shareholders of the Fund are not required to vote with respect to the Reorganization.

Shareholders of the Fund will receive an Information Statement/Prospectus containing important information about the Acquiring Fund and about the terms and conditions of the Reorganization. Shareholders of the Fund may continue to redeem their shares, or exchange their shares for shares of any of the other FBR Funds offered by the Trust until the Closing Date of the Reorganization.

2.  Matters With Respect to the FBR Pegasus Fund:  Change in the Name of the Fund and Change in the Fund’s Principal Investment Strategy

The Board of Trustees of the Fund has approved, effective as of August 27, 2010 : (1) a change in the name of the Fund to the FBR Large Cap Fund and (2) a change in the Fund’s principal investment strategy which will provide that the Fund will invest primarily in the securities of large-cap companies, which the Fund considers to be those issuers having market capitalizations of equal to or greater than $3 billion.

Accordingly, as of August 27, 2010, the first paragraph under “Principal Investment Strategies” on Page 3 of the Prospectus is replaced in its entirety with the following description of the Fund’s revised investment strategy:

Under normal market conditions, the Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of large-cap companies. The Fund’s policy of investing at least 80% of its net assets in large-cap companies may only be changed upon 60 days notice to shareholders.  The Fund considers large-cap companies to have market capitalizations of $3 billion or more at the time of purchase. The Fund may invest up to 20% of its net assets in securities of companies with smaller market capitalizations.

    There will be no change in the Fund’s investment objective or its portfolio managers.

3.  Matters With Respect to the FBR Pegasus Mid Cap Fund:  Change in the Name of the Fund

The Board of Trustees of the Fund has approved a change in the name of the Fund to the FBR Mid Cap Fund effective as of August 27, 2010. There will be no change in the Fund’s investment objective, investment strategies or portfolio manager.

4.  Matters With Respect to the FBR Pegasus Small Cap Fund:  Change in the Name of the Fund

The Board of Trustees of the Fund has approved a change in the name of the Fund to the FBR Small Cap Fund effective as of August 27, 2010. There will be no change in the Fund’s investment objective, investment strategies or portfolio manager.

Investors should retain this supplement for future reference.